UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2018

PROGREEN US, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25429	59-3087128
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	( I.R.S. Employer Identification No.)

2667 Camino del Rio South, Suite 312, San Diego, CA	92108-3763
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 487-9585

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

BACKGROUND

ProGreen US, Inc., a Delaware corporation (the “Company”) has received inquiries regarding the status of the Company’s bridge financing plan from its investors and it wishes to address these inquiries, and therefore makes the following disclosures pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934, generally referred to as Regulation FD Disclosure.

Announcements related to the planned conventional debt financing are as follows:

●	From the Company’s Twitter account @ProGreenUS on June 5, 2018: “ProGreen has entered into a financing commitment agreement for a two-year $5M financing. FORM 8-K filed https://backend.otcmarkets.com/otcapi/company/sec-filings/12796881/content/html”
●	From the Company’s Twitter account @ProGreenUS on May 30, 2018: “We have now received a firm commitment letter from the lender for the $5M bridge financing, referred to in the May 22 Twitter announcement regarding the Letter of Intent.”
●	From the Company’s Twitter account @ProGreenUS on May 22, 2018: “We have now executed the Letter of Intent for a bridge financing of $5M (referred to in yesterday’s announcement https://www.progreenus.com/pr-20180521/ ). Now proceeding with the underwriting due diligence.”
●	Press release on May 21, 2018: “ProGreen Receives LOI’s for First Stage of Larger Funding Plan”
●	Press release on April 6, 2018: “ProGreen Receives Cielo Mar Valuation Pursuant to Funding Plan”
●	Press release on March 21, 2018: “CBRE Appraisal Values Cielo Mar Land at $42M”
●	Press release on January 29, 2018: “ProGreen Retains CBRE for Cielo Mar Property Appraisal”
●	Press release on December 20, 2017: “ProGreen announces $10M secured financing plan”

THE FOREGOING GENERAL DISCUSSION IS QUALIFIED BY THE MORE DETAILED ITEM DESCRIPTION BELOW.

Item 7.01.	Regulation FD Disclosure.

Financing Commitment for Cielo Mar Property

On May 30, 2018 the Company entered into a financing commitment agreement with Global Capital Partners Fund Limited (the “Lender”) for a two-year $5,000,000 financing (the “Loan”) secured by a first mortgage lien on our Cielo Mar property in Baja California, Mexico. The financing commitment is subject to execution of definitive agreements and fulfillment of the closing conditions in such agreements. The commitment provided that closing shall take place prior to July 15, 2018.

On July 19, our Lender for the $5M bridge loan has extended their original commitment agreement to allow additional time for the lender-ordered MAI appraisal to be completed and delivered, specifically, as well as any other outstanding items currently in-progress to be completed. We are working with companies that have provided us financing to avoid or minimize any note conversions until we have secured the bridge loan, at which time, as the first priority, we plan to pay off the balance of any notes with partial conversions, as well as all other notes that are due.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGREEN US, INC.

Dated: July 20, 2018	By:	/s/ Jan Telander
Jan Telander, Chief Executive Officer